Exhibit 99.1

BROWN & BROWN, INC.

HISTORICAL BUSINESS SEGMENT INFORMATION

AS RECLASSIFIED FOR SEGMENT CHANGES

(Unaudited)

The following tables set forth Brown & Brown, Inc. historical business segment financial information as reclassified for segment changes for the twelve months ended December 31, 2024, 2023, 2022, 2021 and 2020 (unaudited).

	Retail					Specialty Distribution
	Twelve months ended December 31,					Twelve months ended December 31,
(in millions)	2020	2021	2022	2023	2024	2020	2021	2022	2023	2024
REVENUES
Commissions and fees	$1,549	$1,840	$2,154	$2,503	$2,720	$1,059	$1,210	$1,410	$1,699	$1,985
Investment and other income	1	1	3	5	9	2	1	1	15	31
Total revenues	1,550	1,841	2,157	2,508	2,729	1,061	1,211	1,411	1,714	2,016
EXPENSES
Employee compensation and benefits	856	982	1,126	1,336	1,462	497	565	615	709	772
Other operating expenses	245	290	377	421	449	201	219	293	332	382
(Gain)/loss on disposal	(2)	(6)	(8)	(3)	(3)	—	(4)	4	(141)	(28)
Amortization	72	82	101	112	119	37	38	46	53	59
Depreciation	10	12	14	19	21	11	14	19	16	18
Interest	90	94	96	85	71	31	27	46	48	41
Change in estimated acquisition earn-out payables	6	42	(26)	1	8	(11)	(2)	(13)	20	(6)
Total expenses	1,277	1,496	1,680	1,971	2,127	766	857	1,010	1,037	1,238
Income before income taxes	$273	$345	$477	$537	$602	$295	$354	$401	$677	$778

	Other					Total
	Twelve months ended December 31,					Twelve months ended December 31,
(in millions)	2020	2021	2022	2023	2024	2020	2021	2022	2023	2024
REVENUES
Commissions and fees	$(2)	$(2)	$(1)	$(3)	$—	$2,606	$3,048	$3,563	$4,199	$4,705
Investment and other income	4	1	6	38	60	7	3	10	58	100
Total revenues	2	(1)	5	35	60	2,613	3,051	3,573	4,257	4,805
EXPENSES
Employee compensation and benefits	83	90	76	142	172	1,436	1,637	1,817	2,187	2,406
Other operating expenses	(80)	(106)	(73)	(103)	(121)	366	403	597	650	710
(Gain)/loss on disposal	—	—	(1)	1	—	(2)	(10)	(5)	(143)	(31)
Amortization	—	—	—	1	—	109	120	147	166	178
Depreciation	5	7	6	5	5	26	33	39	40	44
Interest	(62)	(56)	(1)	57	81	59	65	141	190	193
Change in estimated acquisition earn-out payables	—	—	—	—	—	(5)	40	(39)	21	2
Total expenses	(54)	(65)	7	103	137	1,989	2,288	2,697	3,111	3,502
Income before income taxes	$56	$64	$(2)	$(68)	$(77)	$624	$763	$876	$1,146	$1,303

The following tables set forth Brown & Brown, Inc. historical business segment financial information as reclassified for segment changes for the three months ended June 30, 2025 and March 31, 2025, for the year ended December 31, 2024, and the three months ended December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024 (unaudited).

	Retail
	Three months ended				Twelve months ended	Three months ended
(in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024	March 31, 2025	June 30, 2025
REVENUES
Commissions and fees	$803	$644	$639	$634	$2,720	$905	$694
Investment and other income	3	2	2	3	9	2	3
Total revenues	806	646	641	637	2,729	907	697
EXPENSES
Employee compensation and benefits	400	355	364	343	1,462	447	385
Other operating expenses	115	110	107	117	449	122	120
(Gain)/loss on disposal	1	(2)	(1)	(1)	(3)	2	—
Amortization	29	29	29	33	119	37	35
Depreciation	5	5	6	5	21	6	6
Interest	19	19	18	16	71	15	15
Change in estimated acquisition earn-out payables	(1)	1	(2)	9	8	(6)	9
Total expenses	568	517	521	522	2,127	623	570
Income before income taxes	$238	$129	$120	$115	$602	$284	$127

	Specialty Distribution
	Three months ended				Twelve months ended	Three months ended
(in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024	March 31, 2025	June 30, 2025
REVENUES
Commissions and fees	$433	$511	$516	$528	$1,985	$481	$555
Investment and other income	7	7	8	6	31	6	8
Total revenues	440	518	524	534	2,016	487	563
EXPENSES
Employee compensation and benefits	186	193	193	199	772	199	202
Other operating expenses	82	94	95	111	382	91	98
(Gain)/loss on disposal	1	(29)	—	—	(28)	—	—
Amortization	14	15	16	15	59	16	15
Depreciation	5	5	5	5	18	4	4
Interest	11	10	10	9	41	9	9
Change in estimated acquisition earn-out payables	(1)	—	(5)	2	(6)	2	2
Total expenses	298	288	314	341	1,238	321	330
Income before income taxes	$142	$230	$210	$193	$778	$166	$233

	Other
	Three months ended				Twelve months ended	Three months ended
(in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024	March 31, 2025	June 30, 2025
REVENUES
Commissions and fees	$1	$(1)	$—	$(1)	$—	$(1)	$—
Investment and other income	11	15	21	14	60	11	25
Total revenues	12	14	21	13	60	10	25
EXPENSES
Employee compensation and benefits	45	37	50	40	172	37	53
Other operating expenses	(36)	(31)	(37)	(16)	(121)	(27)	(7)
(Gain)/loss on disposal	—	—	—	—	—	—	—
Amortization	—	—	—	—	—	—	—
Depreciation	1	1	—	1	5	1	1
Interest	18	20	22	21	81	22	27
Change in estimated acquisition earn-out payables	—	—	(1)	—	—	—	—
Total expenses	28	27	34	46	137	33	74
Income before income taxes	$(16)	$(13)	$(13)	$(33)	$(77)	$(23)	$(49)

	Total
	Three months ended				Twelve months ended	Three months ended
(in millions)	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2024	March 31, 2025	June 30, 2025
REVENUES
Commissions and fees	$1,237	$1,154	$1,155	$1,161	$4,705	$1,385	$1,249
Investment and other income	21	24	31	23	100	19	36
Total revenues	1,258	1,178	1,186	1,184	4,805	1,404	1,285
EXPENSES
Employee compensation and benefits	631	585	607	582	2,406	683	640
Other operating expenses	161	173	165	212	710	186	211
(Gain)/loss on disposal	2	(31)	(1)	(1)	(31)	2	—
Amortization	43	44	45	48	178	53	50
Depreciation	11	11	11	11	44	11	11
Interest	48	49	50	46	193	46	51
Change in estimated acquisition earn-out payables	(2)	1	(8)	11	2	(4)	11
Total expenses	894	832	869	909	3,502	977	974
Income before income taxes	$364	$346	$317	$275	$1,303	$427	$311